Exhibit 99.1

SolarEdge Announces Changes to the Board of Directors

Avery More Elected as Chairman of the Board

Guy Gecht Appointed as Member of the Board, replacing Tal Payne

MILPITAS, Calif. — November 6, 2024. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced that the Board of Directors (the “Board”) has elected Avery More as Chairman of the Board of Directors, replacing Nadav Zafrir, who will remain on the Board.

Also today, the Board appointed Guy Gecht as a member of its Board of Directors, effective immediately. He will serve on the Board’s Audit Committee and qualifies as Audit Committee financial expert. He will also serve on the Board’s Technology Committee.

Guy Gecht brings decades of leadership and board expertise across the technology, AI, and cybersecurity sectors. He served as CEO of Electronics for Imaging (EFI) from 2000 to 2018, where he led transformative growth and innovation. Gecht is currently a board member at Logitech (NASDAQ: LOGI), where he chairs the Technology and Innovation Committee, and in 2023 stepped in as Logitech Interim CEO. Additionally, Gecht served on the board of Check Point Software Technologies (NASDAQ: CHKP) from 2006 to 2024, including as Lead Independent Director from 2020. Earlier in his career, he held software leadership roles at various startups and was Chief Technology Officer of Apple Israel.

Mr. Gecht is replacing Ms. Tal Payne who stepped down from the Board on November 5, 2024 after nearly a decade long service on the Board since the Company’s initial public offering in March 2015.

“I would like to congratulate Avery on assuming the role of Chairman. Avery brings to this role vast experience, intimate knowledge of the industry and familiarity with the SolarEdge business and management team which positions him well to provide guidance and oversight during these important times. I would also like to thank Tal for her many years of dedicated service and contributions to our Board,” said Nadav Zafrir.

“I want to thank Nadav for his service as Chairman and for his ongoing commitment to SolarEdge. It’s an honor to take on the role of Chairman at such a pivotal time for the Company,” said Avery More. “Strengthening our Board is essential as we advance our mission, and I am thrilled to welcome Guy Gecht. With his strong record, valuable perspectives, and deep experience in technology and governance, I’m confident he will be instrumental in guiding our next phase of innovation and growth at SolarEdge.”

“With renewable power becoming increasingly essential to a sustainable future, I am thrilled to join the Board of SolarEdge, a company recognized for its technology leadership in solar energy,” said Guy Gecht. “I have great confidence in the talented team at SolarEdge and am excited about the opportunities ahead for SolarEdge to drive innovation and shape the future of renewable energy.”

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, and grid services solutions. SolarEdge is online at www.solaredge.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are based on our management’s expectations, estimates, projections, beliefs and assumptions in accordance with information currently available to our management. This press release contains certain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include information, among other things, concerning our next phase of innovation and growth, future of renewable energy, possible or assumed future results of operations, future demands for solar energy solutions, business strategies and technology developments. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements inherently involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements.  Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this release. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: our ability to deliver on the next phase of innovation and growth; future of renewable energy, including demand for renewable energy and solar energy solutions; our ability to forecast demand for our products accurately and to match production to such demand as well as our customers’ ability to forecast demand based on inventory levels; macroeconomic conditions in our domestic and international markets, as well as inflation concerns, rising interest rates,  and recessionary concerns; changes, elimination or expiration of government subsidies and economic incentives for on-grid solar energy applications; changes in the U.S. trade environment; federal, state, and local regulations governing the electric utility industry with respect to solar energy; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act; the retail price of electricity derived from the utility grid or alternative energy sources; interest rates and supply of capital in the global financial markets in general and in the solar market specifically; competition, including introductions of power optimizer, inverter and solar photovoltaic system monitoring products by our competitors; developments in alternative technologies or improvements in distributed solar energy generation; historic cyclicality of the solar industry and periodic downturns; product quality or performance problems in our products; shortages, delays, price changes, or cessation of operations or production affecting our suppliers of key components; disruption in our global supply chain and rising prices of oil and raw materials as a result of the conflict between Russia and Ukraine; our customers’ financial stability and our ability to retain customers; our ability to retain key personnel and attract additional qualified personnel; performance of distributors and large installers in selling our products; consolidation in the solar industry among our customers and distributors; our ability to manage effectively the growth of our organization and expansion into new markets and integration of acquired businesses; our ability to recognize expected benefits from restructuring plans; any unauthorized access to, disclosure, or theft of personal information or unauthorized access to our network or other similar cyber incidents; disruption to our business operations due to the evolving state of war in Israel and political conditions related to the Israeli government's plans to significantly reduce the Israeli Supreme Court's judicial oversight; our dependence on ocean transportation to timely deliver our products in a cost-effective manner; fluctuations in global currency exchange rates; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act; changes in the U.S. trade environment, including the imposition of import tariffs; business practices and regulatory compliance of our raw material suppliers; our ability to maintain our brand and to protect and defend our intellectual property; the impairment of our goodwill or other intangible assets; volatility of our stock price; our customers’ financial stability, creditworthiness, and debt leverage ratio; our ability to retain key personnel and attract additional qualified personnel; our ability to effectively design, launch, market, and sell new generations of our products and services; our ability to retain, and events affecting, our major customers; our ability to service our debt;  and the other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 26, 2024, and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. The preceding list is not intended to be an exhaustive list of all of our forward‐looking statements. You should not rely upon forward‐looking statements as predictions of future events. Although we believe that the expectations reflected in the forward‐looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward‐looking statements will be achieved or will occur. Statements in this press release speak only as of the date they were made. The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Investor Contacts
SolarEdge Technologies, Inc.
JB Lowe, Head of Investor Relations
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
investors@solaredge.com